                                                                    EXHIBIT 23.1




                                  INDEPENDENT AUDITORS' CONSENT


The Board of Directors
ViroPharma Incorporated

We consent to the use of our report included herein and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.




                                                         KPMG Peat Marwick LLP



Philadelphia, Pennsylvania
November 14, 1996